Exhibit 99.2

IBM 4Q 2016 Earnings: Non GAAP Slides January 19, 2017 ibm.com/investor

Reconciliation of Operating Earnings Per Share 2 Non-GAAP Supplemental Materials *Includes acquisitions through December 31, 2016 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 4Q 2016 3 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas 0% 0% Europe/ME/Africa (8%) (3%) Asia Pacific 5% 1% U.S. 2% 2% Japan 8% (2%) 4Q16 Yr/Yr

Reconciliation of Revenue Growth - 4Q & FY 2016 4 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” and “Strategic Imperatives Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Strategic Imperatives 11% 12% 13% 14% Analytics 9% 9% 9% 9% Cloud 33% 33% 35% 35% Mobile 16% 17% 34% 35% Security 7% 8% 13% 14% Social (3%) (3%) (11%) (10%) 4Q16 Yr/Yr FY16 Yr/Yr

Reconciliation of Revenue Growth - 4Q 2016 5 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment” ,“Systems Segment” and “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Cognitive Solutions 1% 2% Tech Svcs & Cloud Platforms 2% 2% Solutions Software 4% 5% Global Technology Services 2% 3% Transaction Processing Software (4%) (4%) Infrastructure Services 3% 3% Strategic Imperatives 6% 7% Technical Support Services 0% 0% Cloud 52% 53% Integration Software 0% 1% Global Business Services (4%) (4%) Strategic Imperatives 36% 37% Consulting (5%) (5%) Cloud 48% 50% Global Process Services (5%) (4%) Systems (13%) (12%) Application Management (3%) (2%) Systems Hardware (12%) (12%) Strategic Imperatives 18% 19% z Systems 4% 4% Cloud 78% 77% Power (34%) (34%) Storage (11%) (10%) Cognitive Solutions & Industry Svcs (1%) 0% Operating Systems Software (13%) (12%) Strategic Imperatives (19%) (18%) Cloud (15%) (15%) Global Financing (2%) (2%) Total Software 0% 1% 4Q16 Yr/Yr 4Q16 Yr/Yr

Reconciliation of Revenue Growth - FY 2016 6 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit – FY 2016” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 2% 3% Solutions Software 5% 6% Transaction Processing Software (4%) (3%) Global Business Services (3%) (3%) Consulting (5%) (5%) Global Process Services (3%) (2%) Application Management (1%) Flat Technology Services & Cloud Platforms 1% 1% Global Technology Services 1% 2% Infrastructure Services 2% 3% Technical Support Services (2%) (1%) Integration Software (3%) (1%) Systems (19%) (19%) Systems Hardware (22%) (22%) Operating Systems Software (9%) (9%) Global Financing (8%) (7%) Total Software 0% 1% FY16 Yr/Yr

Reconciliation of Expense Summary - 4Q 2016 7 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions (5 pts) 1 pts (4 pts) Base 7 pts 0 pts 7 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions (6 pts) 0 pts (6 pts) Base 0 pts 0 pts (1 pts) Operating Expense & Other Income Currency (1 pts) 0 pts (1 pts) Acquisitions (5 pts) 1 pts (4 pts) Base 12 pts 0 pts 12 pts

Reconciliation of Expense Summary - FY 2016 8 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary – FY 2016” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions (4 pts) 1 pts (3 pts) Base 1 pts (2 pts) (1 pts) RD&E Currency 1 pts 0 pts 1 pts Acquisitions (7 pts) 0 pts (7 pts) Base (4 pts) 0 pts (4 pts) Operating Expense & Other Income Currency (2 pts) 0 pts (2 pts) Acquisitions (5 pts) 1 pts (4 pts) Base 2 pts (1 pts) 0 pts

Reconciliation of Software Revenue Growth - 4Q 2016 9 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Transactional (5%) (4%) Cognitive Solutions Annuity 4% 5% Integration Software Annuity 2% 3% Operating Systems Annuity (8%) (7%) 4Q16 Yr/Yr

Reconciliation of GBS Strategic Imperatives (Analytics) Revenue Growth - 4Q 2016 10 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “4Q16 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GBS Strategic Imperatives- Analytics Revenue 9% 10% 4Q16 Yr/Yr

Reconciliation of Debt-to-Capital Ratio 11 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 19, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target of approximately 7 to 1. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations Dec 2016 Dec 2015 Non-Global Financing Debt/Capital 50% 54% IBM Consolidated Debt/Capital 70% 73%